Exhibit 10.2

Amendment to

SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “Amendment”), is made as of September 18, 2022, by and among Color Star Technology Co., Ltd., a Cayman Islands exempted company (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

W I T N E S S E T H :

A.	The Company and the Purchasers entered into that certain Securities Purchase Agreement, dated as of September 14, 2022 (the “SPA”).

B.	The Company and the Purchasers desire to make certain amendments to the SPA as set forth in this Amendment.

The parties hereto accordingly agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the SPA.

2. Amendments.

a. Section 3(r)(i)(A) of the SPA is hereby deleted and the following is inserted in its place:

(A) “Ordinary Shares” means (x) the Company’s Ordinary Shares, $0.04 par value per share, and (y) any share capital into which such Ordinary Shares shall have been changed or any share capital resulting from a reclassification of such Ordinary Shares.

b. Section 3(r)(v) of the SPA is hereby deleted and the following is inserted in its place:

The Company has furnished to the Buyers true, correct and complete copies of the Company’s Articles of Association, as amended and as in effect on the date hereof (the “Articles of Association”), and the Company’s Memorandum of Association, as amended and as in effect on the date hereof (the “Memorandum of Association”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

3. No Other Amendments. Except for the amendments expressly set forth in this Amendment, the SPA shall remain unchanged and in full force and effect.

4. Entire Agreement. The SPA (as amended by this Amendment), sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof or thereof, other than those expressly set forth in the SPA (as amended by this Amendment). The SPA (as amended by this Amendment) supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

6. Severability. A determination by a court or other legal authority of competent jurisdiction that any provision of this Amendment is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties hereto shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

7. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Amendment shall become effective upon delivery to each party hereto an executed counterpart or the earlier delivery to each party hereto an original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

8. Captions. Captions are not a part of this Amendment, but are included for convenience, only.

9. Further Assurances. Each party hereto shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

COLOR STAR TECHNOLOGY CO., LTD.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:

By:
Name:
Title:

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